Kramer, Levin, Naftalis & Frankel
                                919 THIRD AVENUE
                          NEW YORK, N.Y. 10022 - 3852
                                (212) 715 - 9100


                                                                    FAX
                                                              (212) 715-8000
                                                                    ---
                                                          WRITER'S DIRECT NUMBER
                                                              (212)715-9100
                                                              -------------

                                                            New York, New York

                                 October 1, 1996



Guinness Flight Investment Funds, Inc.
201 South Lake Avenue
Suite 510
Pasadena, California  91101

          Re:      Guinness Flight Investment Funds, Inc.
                   Registration Statement on Form N-1A
                   (ICA No. 811-8360; File No. 33-75340)

Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                           Very truly yours,



                                           /s/ Kramer, Levin, Naftalis & Frankel
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